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                                                                  EXHIBIT 10.2.1




                               QLOGIC CORPORATION
                                STOCK AWARDS PLAN



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                                TABLE OF CONTENTS

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
1.     Purpose..............................................................................1

2.     Definitions..........................................................................1

       2.1     Award........................................................................1
       2.2     Board........................................................................1
       2.3     Code.........................................................................1
       2.4     Company......................................................................1
       2.5     Common Stock.................................................................1
       2.6     Deferred Stock Award.........................................................1
       2.7     Disabled or Disability.......................................................1
       2.8     Fair Market Value............................................................1
       2.9     Incentive Stock Option.......................................................2
       2.10    Nonqualified Stock option....................................................2
       2.11    Optionee.....................................................................2
       2.12    Other Stock-Based Award......................................................2
       2.13    Performance Unit Award.......................................................2
       2.14    Plan.........................................................................2
       2.15    Plan Administrator...........................................................2
       2.16    Restricted Stock Award.......................................................2
       2.17    Stock Appreciation Right.....................................................2
       2.18    Stock Option.................................................................2
       2.19    Unrestricted Stock Award.....................................................2

3.     Awards Under the Plan................................................................3

4.     Administration.......................................................................3

       4.1     Administration by Board......................................................3
       4.2     Administration by Compensation Committee.....................................3

5.     Eligibility..........................................................................4

6.     Shares Subject to the Plan...........................................................4

       6.1     Available Shares.............................................................4
       6.2     Capital Structure Adjustments................................................4

7.     Terms and Conditions of Stock Options................................................5

       7.1     Number of Shares Subject to Stock Option.....................................5
       7.2     Stock Option Price...........................................................5
       7.3     Notice and Payment...........................................................5
       7.4     Term of Stock Option.........................................................7
       7.5     Exercise of Stock Option.....................................................7
       7.6     No Transfer of Stock Option..................................................7
       7.7     Limit on Incentive Stock Options.............................................7
       7.8     No Fractional Shares.........................................................8
       7.9     Exercisability in the Event of Death.........................................8
       7.10    Modification, Extension, and Renewal of Stock
               Options......................................................................8
       7.11    1994 Distribution............................................................8
       7.12    Other Provisions............................................................10

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
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
8.     Stock Appreciation Rights...........................................................11
       8.1     General ....................................................................11
       8.2     Grant and Exercise..........................................................11
       8.3     Terms and Conditions of Stock Appreciation Rights...........................11
       8.4     Rules Relating to Exercise .................................................12

9.     Restricted Stock ...................................................................12
       9.1     General ....................................................................12
       9.2     Award Agreement and Certificates............................................13
       9.3     Rights as a Stockholder.....................................................13
       9.4     Restrictions................................................................13
       9.5     Section 83(b) Election......................................................14

10.    Unrestricted Stock..................................................................14

11.    Deferred Stock Awards...............................................................15
       11.1    General.....................................................................15
       11.2    Award Agreement.............................................................15
       11.3    Elective Deferral...........................................................15
       11.4    Termination.................................................................15
       11.5    Payments in Respect of Deferred Stock.......................................15

12.    Performance Unit Awards.............................................................16

       12.1    General.....................................................................16
       12.2    Award Agreement.............................................................16
       12.3    Termination.................................................................16
       12.4    Acceleration; waiver........................................................16
       12.5    Exercise....................................................................17

13.    Other Stock-Based Awards............................................................17

       13.1    General.....................................................................17
       13.2    Purchase Price; Form of Payment.............................................17
       13.3    Forfeiture of Awards; Repurchase of Stock;
               Acceleration of Waiver of Restrictions .....................................18
       13.4    Award Agreements............................................................18
       13.5    Deemed Dividend Payments; Deferrals.........................................18

14.    Supplemental Grants 18

       14.1    Loans ......................................................................18
       14.2    Cash Payments...............................................................19

15.    Termination or Amendment of the Plan................................................19

16.    Indemnification.....................................................................19

17.    Withholding.........................................................................20

       17.1    Irrevocable Election........................................................20
       17.2    Approval by Plan Administrator..............................................20
       17.3    Timing of Election..........................................................20
       17.4    Window Period...............................................................20
       17.5    Timing of Delivery..........................................................21


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                               QLOGIC CORPORATION
                                STOCK AWARDS PLAN

               1. PURPOSE. The purpose of this QLogic Corporation Stock Awards Plan is to further the growth and development of QLogic Corporation by providing an incentive to officers and other key employees who are in a position to contribute materially to the prosperity of the Company to participate in the long-term growth of the company by receiving the opportunity to acquire shares of the Company's common stock and to provide for additional compensation based on appreciation in the Company's shares. The Plan provides a means to increase such persons' interests in the Company's welfare, to encourage them to continue their services to the Company or its subsidiaries, and to attract individuals of outstanding ability to enter the employment of the Company or its subsidiaries.

               2. DEFINITIONS. The following definitions are applicable to the
Plan:

                      2.1 AWARD. Except where referring to a particular category of grant under the Plan, "Award" or "Awards" shall include Incentive Stock options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Unrestricted Stock Awards, Deferred Stock Awards, Performance Unit Awards and Other Stock-Based Awards.

                      2.2 BOARD. The Board of Directors of the Company.

                      2.3 CODE. The Internal Revenue Code of 1986, as amended from time to time.

                      2.4 COMPANY. QLogic corporation, a Delaware corporation.

                      2.5 COMMON STOCK. The shares of the common stock of the Company.

                      2.6 DEFERRED STOCK AWARD. An Award made pursuant to
Section 11 below of the right to receive Common Stock at the end of a specified deferral period.

                      2.7 DISABLED OR DISABILITY. For the purposes of Section 7.4, a disability of the type defined in Section 22(e)(3) of the Code. The determination of whether an individual is Disabled or has a Disability shall be determined under procedures established by the Plan Administrator.

                      2.8 FAIR MARKET VALUE. For purposes of the Plan, the "fair market value" of any share of Common Stock of the Company at any date shall be
(a) if the Common Stock is listed on
an established stock exchange or exchanges, the last reported sale price per share on the last trading day immediately preceding such date on the principal exchange on which it is traded, or if no sale was made on such day on such principal exchange, at the closing reported bid price on such day on such exchange, or (b) if the Common Stock is not then listed on an exchange, the last reported sale price per share on the last trading day immediately preceding such date reported by NASDAQ, or if sales are not reported by NASDAQ or no sale was made on such date, the average of the closing bid and asked prices per share for the Common Stock in the over-the-counter market as quoted on NASDAQ on the day prior to such date, or (c) if the Common Stock is not then listed on an exchange or quoted on NASDAQ, an amount determined in good faith by the Plan Administrator.

                      2.9 INCENTIVE STOCK OPTION. Any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

                      2.10 NONQUALIFIED STOCK OPTION. Any Stock Option that is not an Incentive Stock Option.

                      2.11 OPTIONEE. The recipient of a Stock Option Award.

                      2.12 OTHER STOCK-BASED AWARD. An Award made pursuant to
Section 13 below of the right to receive debt or other securities convertible into or exchangeable for Common Stock.

                      2.13 PERFORMANCE UNIT AWARD. An Award made pursuant to
Section 12 below of the right to receive cash or Common Stock upon the attainment of specified performance goals.

                      2.14 PLAN. The QLogic Corporation Stock Awards Plan, as amended from time to time.

                      2.15 PLAN ADMINISTRATOR. The Board or the Compensation Committee designated pursuant to Section 4 to administer, construe and interpret the terms of the Plan.

                      2.16 RESTRICTED STOCK AWARD. An Award of shares of Common Stock that are subject to restrictions pursuant to Section 9.

                      2.17 STOCK APPRECIATION RIGHT. An Award made pursuant to
Section 8 below.

                      2.18 STOCK OPTION. Any option to purchase shares of Common Stock granted pursuant to Section 7.

                      2.19 UNRESTRICTED STOCK AWARD. An Award made pursuant to
Section 10 below.

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               3. AWARDS UNDER THE PLAN. Two types of Stock Options (referred to herein as "Stock options" without distinction between such two types) may be granted under the Plan: Stock options intended to qualify as Incentive Stock Options and Nonqualified Stock Options. The Plan also permits the Award of Stock Appreciation Rights that provide additional compensation based on appreciation in the Company's Common Stock, Restricted Stock Awards, Unrestricted Stock Awards, Deferred Stock Awards, Performance Unit Awards and other Stock-Based Awards.

               4. ADMINISTRATION.

                      4.1 ADMINISTRATION BY BOARD. Subject to Section 4.2, the Plan Administrator shall be the Board of Directors of the Company (the "Board") during such periods of time as all members of the Board are "disinterested persons" as defined in Rule l6b-3(c)(2)(i) promulgated by the Securities and Exchange Commission (a "disinterested person"). Subject to the provisions of the Plan, the Plan Administrator shall have authority to construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its administration, from time to time to select from among the eligible employees (as determined pursuant to Section 5) of the Company and its subsidiaries those employees to whom Awards will be granted, to determine the timing and manner of the grant of the Awards, to determine the exercise price, the number of shares covered by and all of the terms of the Awards, to determine the duration and purpose of leaves of absence which may be granted to Award holders without constituting termination of their employment for purposes of the Plan, and to make all of the determinations necessary or advisable for administration of the Plan. The interpretation and construction by the Plan Administrator of any provision of the Plan, or of any agreement issued and executed under the Plan, shall be final and binding upon all parties. No member of the Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

                      4.2 ADMINISTRATION BY COMPENSATION COMMITTEE. The Board may, in its sole discretion, delegate any or all of its duties as Plan Administrator, and at any time the Board includes any person who is not a disinterested person, the Board shall delegate all of its duties as Plan Administrator during such period of time, to a committee (the "Compensation Committee") of not fewer than two (2) members of the Board, all of the members of which Compensation Committee shall be persons who, in the opinion of counsel to the Company, are disinterested persons, to be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease (to not less than two members) the size of the Compensation Committee, and add additional members to, or remove members from, the Compensation Committee. The Compensation Committee shall act pursuant to a majority vote, or the written consent of a majority of its

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
members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directions of the Board, the Compensation Committee may establish and follow such rules and regulations for the conduct of its business as it may deem advisable. No member of the Compensation Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

               5. ELIGIBILITY. Any employee (including any officer who is an employee) of the Company or any of its subsidiaries shall be eligible to receive an Award under the Plan; provided, however, that no person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations shall be eligible to receive an Incentive Stock Option under the Plan unless at the time such Stock Option is granted the Stock Option price (determined in the manner provided in Section 7.2) is at least 110% of the Fair Market Value of the shares subject to the Stock Option and such Stock Option by its terms is not exercisable after the expiration of five years from the date such Stock Option is granted. An employee may receive more than one Award under the Plan.

               6. SHARES SUBJECT TO THE PLAN.

                      6.1 AVAILABLE SHARES. The shares available for grant of Awards under the Plan shall be shares of the Company's authorized but unissued, or reacquired, Common Stock. The aggregate number of shares which may be issued pursuant to exercise of Awards granted under the Plan shall not exceed 1,100,000 shares of Common Stock (after giving effect to a one-for-two reverse stock split and as subject to further adjustment as provided in Section 6.2). In the event that the grant of any Award under the Plan for any reason expires, is terminated or surrendered without being exercised in full or is exercised or surrendered without the distribution of shares, the shares of Common Stock allocable to the unexercised portion of the Award shall again be available for grant and distribution under the Plan as if no Award had been granted with respect to such shares.

                      6.2 CAPITAL STRUCTURE ADJUSTMENTS. Except as otherwise provided herein, appropriate and proportionate capital structure adjustments shall be made in the number and class of shares subject to the Plan, to the Award rights granted under the Plan, and the exercise price of such Award rights, in the event of a stock dividend (but only on Common Stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the corporate or capital structure of the Company. In the event of a liquidation of the Company, or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly

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
owned subsidiary of another corporation, any unexercised Award rights theretofore granted under the Plan shall be deemed cancelled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the Award rights under the Plan or to use substitute Award rights in place thereof; provided, however, that, notwithstanding the foregoing, if such Award rights would otherwise be cancelled in accordance with the foregoing, the Award recipient shall have the right, exercisable during a ten-day period ending on the fifth day prior to such liquidation, merger, or consolidation, to exercise the Award rights without regard to any restrictions on exercisability. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Plan Administrator, the determination of which in that respect shall be final, binding, and conclusive, provided that each Incentive Stock option granted pursuant to the Plan shall not be adjusted in a manner that causes it to fail to continue to qualify as an incentive stock option within the meaning of Section 422 of the Code.

               7. TERMS AND CONDITIONS OF STOCK OPTIONS. Stock options granted under the Plan shall be evidenced by agreements (which need not be identical) in such form and containing such provisions which are consistent with the Plan as the Plan Administrator shall from time to time approve. Such agreements may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

                      7.1 NUMBER OF SHARES SUBJECT TO STOCK OPTION. Each Stock option agreement shall specify the number of shares subject to the Stock Option.

                      7.2 STOCK OPTION PRICE. The purchase price for the shares subject to any Stock option shall be such amount as is determined by the Plan Administrator, but not less than par value per share. Anything to the contrary notwithstanding, the purchase price for the shares subject to any Incentive Stock Option shall not be less than 100% of the Fair Market Value of the shares of Common Stock of the Company on the date the Stock Option is granted. In the case of an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, the Stock Option price shall not be less than 110% of the Fair Market Value of the shares of Common Stock of the Company on the date the Stock Option is granted.

                      7.3 NOTICE AND PAYMENT. Any exercisable portion of a Stock Option may be exercised only by:

                             (a) delivery of a written notice to the
Company, prior to the time when such Stock Option becomes unexercisable under
Section 7.4, stating the number of shares

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
being purchased and complying with all applicable rules established by the Plan Administrator;

                             (b) payment in full of the exercise price of such
Option by, as applicable, (i) cash or check for an amount equal to the aggregate Stock Option exercise price for the number of shares being purchased, (ii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, a copy of instructions to a broker directing such broker to sell the Common Stock for which such Option is exercised, and to remit to the Company the aggregate exercise price of such options (a "cashless exercise"), or (iii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, the Optionee may pay all or a portion of the purchase price for the number of shares being purchased by tendering shares of the Company's Common Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate purchase price of the shares with respect to which such Stock option or portion is thereby exercised (a "stock-for-stock exercise");

                             (c) payment of the amount of tax required to be
withheld (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option. At the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, the Optionee may pay all or a portion of the tax withholding by (i) cash or check payable to the Company, (ii) cashless exercise, (iii) stock-for-stock exercise, or (iv) a combination of (1), (2) and (3); and

                             (d) delivery of a written notice to the Company
requesting that the Company direct the transfer agent to issue to the optionee (or to his designee) a certificate for the number of shares of Common Stock for which the Option was exercised or, in the case of a cashless exercise, for any shares that were not sold in the cashless exercise.

Notwithstanding the foregoing, the Company may extend and maintain, or arrange for the extension and maintenance of, credit to any optionee to finance the Optionee's purchase of shares pursuant to exercise of any Stock option, on such terms as may be approved by the Plan Administrator, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended. The Plan Administrator may, at any time and in its discretion, authorize a cash payment, determined in accordance with Section 8.3(f), which shall not exceed the amount required to pay in full the federal, state and local tax consequences of an exercise of any Stock Option granted under the Plan.





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
                      7.4 TERM OF STOCK OPTION. No Stock Option shall be exercisable after the expiration of the earliest of (a) ten years after the date the Stock option is granted, (b) three months after the date the Optionee's employment with the Company and its subsidiaries terminates if such termination is for any reason other than Disability or death, or (c) one year after the date the Optionee's employment with the Company and its subsidiaries terminates if such termination is a result of death or Disability; provided, however, that the Stock Option agreement for any Stock Option may provide for shorter periods in each of the foregoing instances. In the case of an Incentive Stock option granted to an employee who owns stock possessing more than lot of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, the term set forth in (a), above, shall not be more than five years after the date the Stock Option is granted.

                      7.5 EXERCISE OF STOCK OPTION. No Stock Option shall be exercisable during the lifetime of an Optionee by any person other than the Optionee. Subject to the foregoing, the Plan Administrator shall have the power to set the time or times within which each Stock Option shall be exercisable and to accelerate the time or times of exercise. Unless otherwise provided by the Plan Administrator, each Stock Option granted under the Plan shall become exercisable an a cumulative basis as to 25% of the total number of shares covered thereby at any time after one year from the date the Stock Option is granted and an additional 6-1/4% of such total number of shares at any time after the end of each consecutive calendar quarter thereafter until the Stock Option has become exercisable as to all of such total number of shares. To the extent that an Optionee has the right to exercise a Stock Option and purchase shares pursuant thereto, the Stock Option may be exercised from time to time as provided in Section 7.3.

                      7.6 NO TRANSFER OF STOCK OPTION. No Stock Option shall be transferable by an Optionee otherwise than by will or the laws of descent and distribution.

                      7.7 LIMIT ON INCENTIVE STOCK OPTIONS. The aggregate fair market value (determined at the time the option is granted) of the stock with respect to which Incentive Stock Options granted under this Plan are exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000. To the extent that the aggregate Fair Market Value (determined at the time the Stock option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all Incentive Stock Option plans of the Company and any parent or subsidiary corporations) exceeds $100,000, such Stock Options shall be treated as Nonqualified Stock options. The determination of which Stock Options shall be treated as Nonqualified Stock Options shall be made by taking Stock Options into account in the order in which they were granted.

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
                      7.8 NO FRACTIONAL SHARES. In no event shall the Company be required to issue fractional shares upon the exercise of a Stock option.

                      7.9 EXERCISABILITY IN THE EVENT OF DEATH. In the event of the death of the Optionee, any Stock Option or unexercised portion thereof granted to the Optionee, to the extent exercisable by him or her on the date of death, may be exercised by the Optionee's personal representatives, heirs, or legatees subject to the provisions of Section 7.4 hereof.

                      7.10 MODIFICATION, EXTENSION, AND RENEWAL OF STOCK OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, the Plan Administrator may modify, extend, or renew outstanding Stock Options granted under the Plan, accept the surrender of outstanding Stock Options (to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). The Plan Administrator may modify any outstanding Stock Options so as to specify a lower exercise price or accept the surrender of outstanding Stock Options and authorize the grant of new Stock Options in substitution therefor specifying a lower price. The Plan Administrator shall not, however, without the consent of the Optionee, modify any outstanding Incentive Stock Option in any manner which would cause the Stock Option not to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code. Notwithstanding the foregoing, no modification of a Stock Option shall, without the consent of the Optionee, alter or impair any rights of the Optionee under the Stock Option.

                      7.11 1994 DISTRIBUTION. The following provisions shall apply to the options issued under this Plan in connection with the conversion and adjustment of options which are outstanding under the Emulex Corporation Employee Stock Option Plan (the "Emulex Plan") on the "Distribution Date" specified in the Distribution Agreement (the "Distribution Agreement") providing for the distribution of all of the outstanding common stock of the Company (the "Distribution") to the stockholders of Emulex Corporation, a Delaware corporation ("Emulex"), on the Distribution Date and a reverse stock split of the outstanding shares of common stock of the Company in connection with the Distribution pursuant to which each two outstanding shares of common stock of the Company on the Distribution Date will be combined to become one share of common stock of the Company (the "Reverse Stock Split"), with all fractional shares being acquired by the Company for cash:

                             (a) Adjustment of options for Reverse Stock Split.
Upon the effectiveness of the Reverse Stock Split, each option then outstanding under the Emulex Plan shall be automatically adjusted pursuant to the terms of the Emulex Plan so that the total number of shares of common stock of Emulex purchasable under such option and the number of shares of such common stock purchasable as of any given point in time shall be halved and the purchase price per share of such common stock shall be doubled.

                             (b) Conversion of Options Upon the Distribution.
Upon the Distribution, except as otherwise provided in a written instrument with respect to a specified option outstanding under the Plan on the date of the Distribution, each option then outstanding under the Emulex Plan (an "Outstanding Option") shall be automatically converted into two separately exercisable options (collectively, the "New Options"), one to purchase common stock of the Company (a "Company Option") and the other to purchase common stock of Emulex (a "New Emulex Option"). Each Company Option will be deemed granted under the Plan and each New Emulex Option will be deemed granted under the Emulex Plan. Each New Option shall be exercisable for a number of shares equal to the number of shares subject to purchase under the unexercised portion of the related outstanding Option (as adjusted as a result of the Reverse Stock Split as provided herein).

                             (c) Option Terms and Conditions. Except as
otherwise provided in this Section 7.11, each New Option shall contain and continue to be subject to the same terms and conditions of the related Outstanding Option, including, without limitation, provisions relating to the term and expiration of the option; exercisability of the option; payment for shares purchased upon exercise of the option; adjustments in the shares and exercise price under the option, cancellation of the option, and/or acceleration of exercisability of the option in the event of any stock dividend, stock split, reverse stock split, merger, consolidation, liquidation, recapitalization or reorganization of the Company or Emulex, as the case may be; or acceleration of exercisability of the option as a result of a change in control of the Company or Emulex, as the case may be. For purposes of determining expiration of the term and vesting of the right to exercise a Company Option received in connection with the conversion of an outstanding Option held by a person who is employed by Emulex immediately after the Distribution (an "Emulex Employee"), such Emulex Employee's employment with Emulex following the Distribution shall be treated the same as if such Emulex Employee had continued to be employed by the Company or one of its subsidiaries; and termination of such Emulex Employee's employment with Emulex and its subsidiaries after the Distribution shall be treated as termination of such Emulex Employee's employment with the Company and its subsidiaries, irrespective of whether such Emulex Employee may become employed by the Company or one of its subsidiaries following termination of his or her employment with Emulex and its subsidiaries. For purposes of determining expiration of the term and vesting of the right to exercise a New Emulex Option received in connection with the conversion of an Outstanding Option held by a person who is employed by the Company or one of its subsidiaries immediately after the Distribution (a "Company Employee"), such Company

Employee's employment with the Company (or any of its subsidiaries) following the Distribution shall be treated the same as if such Company Employee were employed by Emulex or one of its subsidiaries; and termination of such Company Employee's employment with the Company and its subsidiaries after the Distribution shall be treated as termination of his or her employment with Emulex and its subsidiaries, irrespective of whether such Company Employee may become employed by Emulex or one of its subsidiaries following termination of his or her employment with the Company and its subsidiaries.

                             (d) Option Price. Upon the Distribution, the
purchase price per share of stock purchasable under each New Option shall be adjusted to give effect to the Distribution by allocating the purchase price per share of the stock purchasable under the related Outstanding Option between the Company Option and the New Emulex Option proportionately such that the purchase price per share under the Company Option shall be equal to the product of the purchase price per share under the related Outstanding Option (adjusted as a result of the Reverse Stock Split as provided herein) multiplied by a fraction, the numerator of which is the fair market value of a share of common stock of the Company and the denominator of which is the sum of the fair market value of a share of common stock of the Company plus the fair market value of a share of common stock of Emulex; and the purchase price per share under the Emulex Option shall be equal to the product of the purchase price per share under the related Outstanding Option (adjusted as a result of the Reverse Stock Split as provided herein) multiplied by a fraction, the numerator of which is the fair market value of a share of common stock of Emulex and the denominator of which is the sum of the fair market value of a share of common stock of Emulex plus the fair market value of a share of common stock of the Company.

                             (e) Fair Market Value. For purposes of this Section
7.11, the fair market value of a share of common stock of the Company and a share of common stock of Emulex shall be the average of the closing sales prices per share of common stock of the Company and common stock of Emulex, respectively, as quoted on the NASDAQ National Market System as reported in the Wall Street Journal for each of the 20 trading days beginning on the day following the Distribution Date, and if there is no closing sale price reported on the NASDAQ National Market System for either common stock of the Company or common stock of Emulex for one or more days during such period, the determination shall be made utilizing the earliest 20 days following the day following the Distribution Date on which closing sales prices are reported for such stock.

                      7.12 Other Provisions. Each Stock Option may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Plan Administrator.

               8. STOCK APPRECIATION RIGHTS.

                      8.1 GENERAL. A stock Appreciation Right is a grant entitling the recipient to receive an amount in cash or shares of the Common Stock of the Company or a combination thereof having a value equal to (or if the Plan Administrator shall so determine at time of grant, less than) the excess of the Fair Market Value of a share on the date of exercise over the Fair Market Value of a share on the date of grant (or over the Stock Option exercise price, if the Stock Appreciation Rights are granted in tandem with a Stock Option) multiplied by the number of shares with respect to which the Stock Appreciation Rights shall have been exercised, with the Plan Administrator having the sole discretion to determine the form of payment. In any event, cash shall be paid in lieu of fractional shares.

                      8.2 GRANT AND EXERCISE. Stock Appreciation Rights may be granted in tandem with the grant of any Stock Option or independent of any Stock Option granted under the Plan. In the case of a tandem grant with a Nonqualified Stock Option, such Stock Appreciation Rights may be granted either at or after the grant of such Nonqualified Stock Option. In the case of a tandem grant with an Incentive Stock Option, Stock Appreciation Rights may be granted only at the time of the grant of such Incentive Stock Option. Stock Appreciation Rights or any applicable portion thereof granted in tandem with a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Plan Administrator at the time of grant, a right granted with respect to less than the full number of shares covered by a related tandem Stock Option shall be reduced only if and to the extent that the number of shares covered by the exercise or termination of the related tandem Stock Option exceeds the number of shares not covered by the Stock Appreciation Rights.

                      8.3 TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS. Stock Appreciation Rights shall be subject to the following terms and conditions and to such other terms and conditions not inconsistent with the Plan as the Plan Administrator may from time to time determine:

                             (a) No Stock Appreciation Rights shall be
exercisable in whole or in part during the first six months of the grant term.

                             (b) Stock Appreciation Rights granted in tandem
with a Stock Option shall be exercisable by the Optionee (or such other person entitled under the Plan to exercise the Stock Option contained in the tandem grant) only at such time or times, and to the extent, that the related tandem Stock Option is exercisable and only when the Fair Market Value of the stock subject to the tandem Stock Option exceeds the exercise price of such Stock Option. Upon the exercise of Stock Appreciation

Rights, the applicable portion of any related tandem Stock Option shall be surrendered. Stock Appreciation Rights granted independent of any Stock Option shall be exercisable by the holder in such manner and within such period or periods as shall be determined by the Plan Administrator pursuant to the terms of the Stock Appreciation Rights agreement evidencing the grant.

                             (c) Stock Appreciation Rights granted in tandem
with a Stock Option shall be transferable only with such Stock Option. Stock Appreciation Rights shall not be transferable otherwise than by will or the laws of descent and distribution. All Stock Appreciation Rights shall be exercisable during the holder's lifetime only by the holder or the holder's legal representative or guardian.

                             (d) The Plan Administrator may, at any time and in
its discretion, authorize a cash payment in respect of a grant or exercise under the Plan which shall not exceed the amount required to pay in full the federal, state and local tax consequences of an exercise of any Award granted under this Plan. The Plan Administrator shall have sole and complete authority to decide whether to make such cash payments in any case, to make provision for such payments either simultaneously with or after any grant, and to determine the amount of any such payment.

                      8.4 RULES RELATING TO EXERCISE. In the case of a holder subject to Section 16(b) of the Securities Exchange Act of 1934, as amended from time to time, no Stock Appreciation Rights shall be exercised except in compliance with any applicable requirements of Rule 16b-3(e) promulgated by the Securities and Exchange Commission or any successor rule. The Plan Administrator may impose such conditions on the exercise of Stock Appreciation Rights (including, without limitation, to limit the time of exercise to specified window periods following the release of quarterly and annual statements of sales and earnings or to fixed dates that are outside the control of the Stock Appreciation Rights holder) as may be required to satisfy the requirements of Rule 16b-3 or any successor rule.

               9. RESTRICTED STOCK.

                      9.1 GENERAL. A Restricted Stock Award is an Award entitling the recipient to acquire shares of Common Stock, subject to such conditions, including the right of the Company during a specified period or periods to repurchase such shares at their original price or to require forfeiture of such shares (if no cash consideration was paid) upon the participant's termination of employment, as the Plan Administrator may determine at the time of grant. The Plan Administrator may award shares of Restricted Stock (i) at no cost to the recipient (or for a purchase price not in excess of the par value of the shares) or (ii) for a purchase price determined by the Plan Administrator on the date of grant. Shares of Restricted Stock may be granted or sold in respect of past services or other valid consideration.

                      9.2 AWARD AGREEMENT AND CERTIFICATES. A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within sixty days (or such shorter period as the Plan Administrator may specify) following the Award date by executing and delivering to the Company a Restricted Stock Award agreement in such form as the Plan Administrator shall determine and by making payment to the Company by certified or bank check or instrument acceptable to the Plan Administrator any cash consideration required to be paid in connection with such Restricted Stock Award. Each participant receiving a Restricted Stock Award shall be issued a certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of the participant and deposited with the Company or its designee, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award, substantially in the following form:

               "This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in the QLogic Corporation Stock Awards Plan and an agreement entered into between the registered owner and QLogic Corporation. Release from such terms and conditions shall be obtained only in accordance with the provisions of the Plan and the agreement, copies of which are on file in the office of the Secretary of QLogic Corporation."

The Plan Administrator may require that, as a condition of any Restricted Stock Award, the participant shall have delivered to the Company a stock power, endorsed in blank, relating to the Stock covered by such Award.

                      9.3 RIGHTS AS A STOCKHOLDER. Upon complying with Section
9.2 above, a participant shall have all the rights of a stockholder with respect to the Restricted Stock including voting and dividend rights, subject to nontransferability restrictions, Company repurchase or forfeiture rights and any other condition described in this Section 9 or contained in the Restricted Stock Award agreement. The Restricted Stock Award agreement may require or permit the immediate payment, waiver, deferral, or investment of dividends paid on the Restricted Stock.

                      9.4 RESTRICTIONS. Shares of Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of except as specifically provided herein and in the Restricted Stock Award agreement. Unless the Plan

Administrator in its discretion provides otherwise, all shares of Restricted Stock shall be subject to the restrictions against transfer and to the Company's right to repurchase or require forfeiture set forth in this Section 9.4 for a period of six months from the date of grant.

                      The Plan Administrator shall specify the date or dates (which may depend upon or be related to the attainment of performance goals or such other factors or criteria as the Plan Administrator shall determine) on which the nontransferability of the Restricted Stock and the obligation to forfeit or resell such shares to the Company shall lapse. The Plan Administrator may provide for the lapse of such restrictions in installments and at any time may accelerate such date or dates and otherwise waive or, subject to Section 15 below, amend any terms and conditions of the Award.

                      Except as otherwise may be provided in the Award agreement or determined by the Plan Administrator at any time after the date of grant, in the event of termination of employment of a participant with the Company and its subsidiaries for any reason (including death), the participant or the participant's legal representative shall resell to the Company, at the cash consideration paid therefor, all Restricted Stock, and the Company shall purchase such shares at that price, or if no cash consideration was paid, all shares of Restricted Stock awarded to the participant shall automatically be forfeited to the Company.

                      Any shares of Stock or other securities of the Company or any other entity which are issued as a distribution on, or in exchange for, Restricted Stock or into which Restricted Stock is converted as a result of a recapitalization, stock dividend, distribution of securities, stock split or combination of shares or a merger, consolidation or sale of substantially all of the assets of the Company shall be subject to the restrictions set forth in the Restricted Stock Award agreement, which shall inure to the benefit of any surviving or successor corporation which is the issuer of such securities. Upon the lapse of the restrictions applicable to a participant's Restricted Stock, certificates for shares of Stock free of any restrictive legend shall be delivered to the participant or his legal representative or guardian.

                      9.5 SECTION 83(b) ELECTION. Any Restricted Stock Award agreement may provide that the participant may not elect to be taxed with respect to such Award in accordance with Section 83(b) of the Code.

               10. UNRESTRICTED STOCK. The Plan Administrator may, in its sole discretion, grant (or sell at a purchase price determined by the Plan Administrator at the time of sale) to any participant shares of Common Stock free of restrictions under the Plan ("Unrestricted Stock"). Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration. Any purchase of Unrestricted Stock by a recipient must take place within sixty days after the time of grant of the right to purchase such shares. Notwithstanding the foregoing, any shares of Unrestricted Stock granted to a participant subject to Section 16(b) of the Act may not be sold or otherwise disposed of for value for a period of six months from the date of grant.

               11. DEFERRED STOCK AWARDS.

                      11.1 GENERAL. A Deferred Stock Award is an Award entitling the recipient to acquire shares of Common Stock without payment in one or more installments at a future date or dates, all as determined by the Plan Administrator. The Plan Administrator may also condition such acquisition on the attainment of specified performance goals or such other factors or criteria as the Plan Administrator shall determine. Unless the Plan Administrator in its discretion provides otherwise, the deferral with respect to any Deferred Stock Award shall be no less than six months from the date of grant.

                      11.2 AWARD AGREEMENT. A participant who is granted a Deferred Stock Award shall have no rights with respect to such Award unless within sixty days of the grant of such Award (or such shorter period as the Plan Administrator may specify) the participant shall have accepted the Award by executing and delivering to the Company a Deferred Stock Award agreement.

                      11.3 ELECTIVE DEFERRAL. A participant may elect to further defer receipt of the Common Stock payable under a Deferred Stock Award (or an installment of the Award) for a specified period or until a specified event, subject in each case to the Plan Administrator's approval and under such terms as determined by the Plan Administrator. Subject to any exceptions adopted by the Plan Administrator, such election must generally be made at least 12 months prior to completion of the deferral period for the Award (or for such installment of the Award).

                      11.4 TERMINATION. Except as may otherwise be provided in the Deferred Stock Award agreement, a participant's rights in all Deferred Stock Awards shall automatically terminate upon the participant's termination of employment with the Company and its Subsidiaries for any reason (including death). At any time prior to the participant's termination of employment, the Plan Administrator may in its discretion accelerate, waive, or, subject to
Section 15 below, amend any or all of the restrictions or conditions imposed under any Deferred Stock Award.

                      11.5 PAYMENTS IN RESPECT OF DEFERRED STOCK. Without limiting the right of the Plan Administrator to specify different terms, the Deferred Stock Award agreement may either make no provisions for, or may require or permit the immediate payment, deferral, or investment of amounts equal to, or less than, any cash dividends which would have been payable on the Deferred Stock had such Stock been outstanding, all as determined by the Plan Administrator in its sole discretion.

               12. PERFORMANCE UNIT AWARDS.

                      12.1 GENERAL. A Performance Unit Award is an Award entitling the recipient to acquire cash or shares of Common Stock, or a combination of cash and Common Stock, upon the attainment of specified performance goals. The Plan Administrator in its sole discretion shall determine whether and to whom Performance Unit Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the Performance Unit Award. Notwithstanding the foregoing, no Performance Unit Award shall be exercisable in whole or in part during the first six months following the date of grant. Performance goals may vary from participant to participant and between groups of participants and shall be based upon such Company, business unit or individual performance factors or criteria as the Plan Administrator may deed appropriate. Performance periods may overlap and participants may participate simultaneously with respect to Performance Unit Awards that are subject to different performance periods and different performance goals. The Plan Administrator may adjust the performance goals and periods applicable to a Performance Unit Award to take into account changes in law and accounting and tax rules, and to make such adjustments as the Plan Administrator deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships. Performance Units may be awarded independent of or in connection with the grant of any other Award under the Plan.

                      12.2 AWARD AGREEMENT. A participant shall have no rights with respect to a Performance Unit Award unless within sixty days of the grant of such Award (or such shorter period as the Plan Administrator may specify) the participant shall have accepted the Award by executing and delivering to the Company a Performance Unit Award agreement.

                      12.3 TERMINATION. Except as may otherwise be provided by the Plan Administrator at any time prior to the termination of employment, a participant's rights and all Performance Unit Awards shall automatically terminate upon the participant's termination of employment by the Company and its Subsidiaries for any reason (including death).

                      12.4 ACCELERATION; WAIVER. At any time prior to the participant's termination of employment with the Company and its Subsidiaries, the Plan Administrator may in its sole discretion accelerate, waive, or, subject to Section 15 below, amend any or all of the goals, restrictions or conditions imposed under any Performance Unit Award.

                      12.5 EXERCISE. The Plan Administrator in its sole discretion shall establish procedures to be followed in exercising any Performance Unit Award, which procedure shall be set forth in the Performance Unit Award agreement. The Plan Administrator may at any time provide that payment under a Performance Unit Award shall be made, upon satisfaction of the applicable performance goals, without any exercise by the participant. Except as otherwise specified by the Plan Administrator, (i) a Performance Unit granted in tandem with a Stock Option is exercisable, and (ii) the exercise of a Performance Unit granted in tandem with any Award shall reduce the number of shares of Common Stock subject to the related Award on such basis as is specified in the Performance Unit Award agreement.

               13. OTHER STOCK-BASED AWARDS.

                      13.1 GENERAL. The Plan Administrator may grant other Awards under which Common Stock is or may in the future be acquired ("Other Stock-Based Awards"). Such Awards may include, without limitation, debt securities convertible into or exchangeable for shares of Common Stock upon such conditions, including attainment of performance goals, as the Plan Administrator shall determine. No Other Stock-Based Award shall be exercisable in whole or in part during the first six months following the date of grant or, if shares of Common Stock are awarded to a participant on the date of grant, such Stock shall be subject to restrictions against transfer for a period of no less than six months from the date of grant. Subject to the purchase price limitations in section 13.2 below, such convertible or exchangeable securities may have such terms and conditions as the Plan Administrator may determine at the time of grant. However, no convertible or exchangeable debt shall be issued unless the Plan Administrator shall have provided (by the Company's right of repurchase, right to require conversion or exchange, or other means deemed appropriate by the Plan Administrator) a means of avoiding any right of the holders of such debt to prevent a Company transaction by reason of covenants in such debt.

                      13.2 PURCHASE PRICE; FORM OF PAYMENT. The Plan Administrator may determine the consideration, if any, payable upon the issuance or exercise of an Other Stock-Based Award. However, no shares of Common Stock (whether acquired by purchase, conversion, or exchange or otherwise) shall be issued unless (i) issued at no cost to the recipient (or for a purchase price not in excess of the par value of the shares), or (ii) sold, exchanged, or converted by the Company, and the Company shall have received payment for such Stock or securities so sold, exchanged, or converted equal to at least 50% of Fair Market Value of the Stock on the grant or effective date, or the exchange or conversion date, under the Award, as specified by the Plan Administrator. The Plan Administrator may permit payment by certified check or bank check or other instrument acceptable to the Plan Administrator or by surrender of other shares of Common Stock (excluding shares then subject to restrictions under the Plan).

                      13.3 FORFEITURE OF AWARDS; REPURCHASE OF STOCK; ACCELERATION OF WAIVER OF RESTRICTIONS. The Plan Administrator may determine the conditions under which an Other Stock-Based Award shall be forfeited or, in the case of an Award involving a payment by the recipient, the conditions under which the Company may or must repurchase such Award or related Stock. At any time the Plan Administrator may in its sole discretion accelerate, waive, or, subject to Section 15 below, amend any or all of the limitations or conditions imposed under any Other Stock-Based Award.

                      13.4 AWARD AGREEMENTS. A participant shall have no rights with respect to any Other Stock-Based Award unless within sixty days after the grant of such Award (or such shorter period as the Plan Administrator may specify) the participant shall have accepted the Award by executing and delivering to the Company an Other Stock-Based Award agreement.

                      13.5 DEEMED DIVIDEND PAYMENTS; DEFERRALS. Without limiting the right of the Plan Administrator to specify different terms, an Other Stock-Based Award agreement may require or permit the immediate payment, waiver, deferral, or investment of dividends or deemed dividends payable or deemed payable on Stock subject to the Award.

               14. SUPPLEMENTAL GRANTS.

                      14.1 LOANS. The Company may extend and maintain, or arrange for the extension and maintenance of, credit to any Award recipient to finance the participant's purchase of shares pursuant to the exercise of any Award, on such terms as may be approved by the Plan Administrator, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended, either on or after the date of grant of such Award. Such loans may be either in connection with the grant or exercise of any Award, or in connection with the payment of any federal, state and local income taxes in respect of income recognized under an Award. The Plan Administrator shall have full authority to decide whether to make a loan hereunder and to determine the amount, term, and provisions of any such loan, including the interest rate (which may be zero) charged in respect of any such loan, whether the loan is to be secured or unsecured, the terms on which the loan is to be repaid and the conditions, if any, under which it may be forgiven. However, no loan hereunder shall provide or reimburse to the borrower the amount used by him for the payment of the par value of any shares of Stock issued, have a term (including extensions) exceeding ten years in duration, or be an amount exceeding the total exercise or purchase price paid by the borrower under an Award or for related Stock under the Plan plus an amount equal to the cash payment permitted in Section 14.2 below.

                      14.2 CASH PAYMENTS. The Plan Administrator may, at any time and in its discretion, authorize a cash payment, in respect of the grant or exercise of an Award under the Plan or the lapse or waiver of restrictions under an Award, which shall not exceed the amount which would be required in order to pay in full the federal, state and local income taxes due as a result of income recognized by the recipient as a consequence of (i) the receipt of an Award or the exercise of rights thereunder and (ii) the receipt of such cash payment. The Plan Administrator shall have complete authority to decide whether to make such cash payments in any case, to make provisions for such payments either simultaneously with or after the grant of the associated Award, and to determine the amount of any such payment.

               15. TERMINATION OR AMENDMENT OF THE PLAN. The Board may at any time terminate or amend the Plan; provided that, without approval of the stockholders of the Company, there shall be, except by operation of the provisions of Section 6.2, no increase in the total number of shares covered by the Plan, no change in the class of persons eligible to receive Awards granted under the Plan or other material modification of the requirements as to eligibility for participation in the Plan, no material increase in the benefits accruing to participants under the Plan, no reduction in the exercise price of Awards granted under the Plan, and no extension of the latest date upon which Awards may be exercised; and provided further that, without the consent of the Award recipient, no amendment may adversely affect any then outstanding Awards or any unexercised portion thereof.

               16. INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board or the Compensation Committee, the members of the Plan Administrator shall be indemnified by the Company against reasonable expense, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any grant thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member is liable for negligence or misconduct in the performance of his duties, provided that within 60 days after institution of any such action, suit, or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

               17. WITHHOLDING. Whenever the Company proposes or is required to issue or transfer shares under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares of Common Stock. If a participant surrenders shares acquired pursuant to the exercise of an Incentive Stock Option in payment of the exercise price of an Award and such surrender constitutes a disqualifying disposition for purposes of obtaining Incentive Stock Option treatment under the Code, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state and local withholding tax requirements. A recipient may elect with respect to any Award which is paid in whole or in part in shares of Common Stock, to surrender previously acquired shares of Common Stock or authorize the Company to withhold shares (valued at Fair Market Value on the date of surrender or withholding of the shares) in satisfaction of all such withholding requirements (the "Share Surrender Withholding Election") in accordance with the following:

                      17.1 IRREVOCABLE ELECTION. Any Share surrender Withholding Election shall be made by written notice to the Company and thereafter shall be irrevocable by the recipient.

                      17.2 APPROVAL BY PLAN ADMINISTRATOR. If a recipient is subject to Section 16 of the Securities Exchange Act of 1934, as amended, or any successor law, any Share Surrender Withholding Election shall be subject to the consent or disapproval of the Plan Administrator in accordance with rules established from time to time by the Plan Administrator.

                      17.3 TIMING OF ELECTION. Any Share Surrender Withholding Election must be made prior to the date on which the recipient recognizes taxable income with respect to the receipt of such shares (the "Tax Date").

                      17.4 WINDOW PERIOD. If a recipient is subject to Section 16 of the Securities Exchange Act of 1934, as amended, or any successor law, such person must make any Share Surrender Withholding Election:

                             (a) more than six months after the date of grant
with respect to which such election is made (except whenever such election is made by a Disabled recipient or the estate or personal representative of a deceased recipient); and

                             (b) either at least six months prior to the Tax
Date or during the period of ten business days beginning on the third business day following the release for publication of the Company's summary statement of sales and earnings for a quarter or fiscal year.

                      17.5 TIMING OF DELIVERY. When the Tax Date falls after the exercise of an Award and the recipient makes a Share Surrender Withholding Election, the full number of shares subject to the Award being exercised will be issued, but the recipient will be unconditionally obligated to deliver to the Company on the Tax Date the number of shares having a value on the Tax Date equal to the recipient's federal, state and local withholding tax requirements.

                      17.6 TERMS IN AGREEMENT. For purposes of this Section 15, the Plan Administrator shall have the discretion to provide (by general rule or a provision in the specific Award agreement) that, at the election of the recipient, "federal, state and local withholding tax requirements" shall be deemed to be any amount designated by the recipient which does not exceed his estimated federal, state and local tax obligations associated with the transaction, including FICA taxes to the extent applicable.

               18. UNFUNDED STATUS OF PLAN. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant by the Company, nothing set forth herein shall give any such participant any rights that are greater than those of a general unsecured creditor of the Company. In its sole discretion, the Plan Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver shares or cash with respect to the exercise of Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

               19. GENERAL PROVISIONS.

                      19.1 RESTRICTIONS ON ISSUANCE OF SHARES. The issuance of Awards and shares of Common Stock shall be subject to compliance with all of the applicable requirements of law with respect to the issuance and sale of securities, including, without limitation, any required qualification under the California Corporate Securities Law of 1968, as amended. If a participant acquires shares of Common Stock pursuant to the exercise of an Award, the Plan Administrator, in its sole discretion, may require as a condition of issuance of shares covered by his or her Award, to represent that the shares to be acquired pursuant to exercise of the Award will be acquired for investment and without a view to distribution thereof; and in such case, the Company may place a legend on the certificate evidencing the shares reflecting the fact that they were acquired for investment and cannot be sold or transferred unless registered under the Securities Act of 1933, as amended, or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration. The Company may place a legend on the certificates evidencing the shares reflecting the fact that they are subject to restrictions on transfer under the terms of this Section 20.1. In addition, any participant may be required to execute a buy-sell or right of first refusal agreement in favor of the Company or its designee with respect to all or any of the shares so acquired. In such event, the terms of such agreement shall apply to such shares.

                      19.2 RIGHTS AS A STOCKHOLDER OR EMPLOYEE. A participant or transferee of an Award shall have no right as a stockholder of the Company with respect to any shares covered by any grant under this Plan until the date of the issuance of a share certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided in Section 6.2. Nothing in the Plan or in any Award agreement shall confer upon any participant any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with any right of the Company or any subsidiary to terminate the participant's employment at any time.

                      19.3 GOVERNING LAW. This Plan shall be governed by, and construed in accordance with, the laws of the state of California.

               20. EFFECTIVE DATE OF PLAN. The Plan shall be adopted and become effective on the date of execution specified below subject, however, to the approval of the Plan by the stockholders of the Company within twelve months of the Effective Date. Unless stockholder approval is obtained within twelve months of the Effective Date, this Plan and any Awards hereunder shall become void.

               21. TERM OF PLAN. Unless sooner terminated by the Board in its sole discretion, the Plan will expire and no Awards may be made hereunder on and after December 1, 2003.